T. Rowe Price Group, Inc. October 27, 2023 Q3 2023 Earnings Release Supplement A copy of this presentation, which includes additional information, is available at investors.troweprice.com. Data as of September 30, 2023, unless otherwise noted. All figures are USD, unless otherwise noted.

2T. R OW E P R IC E GR OU P, IN C . Forward-Looking Statement This presentation, and other statements that T. Rowe Price may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to T. Rowe Price’s future financial or business performance, strategies, or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” and similar expressions. Forward-looking statements in this presentation may include, without limitation, information concerning future results of our operations, revenues, expenses, earnings, liquidity, cash flows and capital expenditures, industry or market conditions, amount or composition of assets under management, regulatory developments, changes in our effective fee rate, demand for and pricing of our products, new products and services, future transactions, our strategic initiatives, general economic conditions, dividends, stock repurchases, and other aspects of our business. T. Rowe Price cautions that forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Actual results could differ materially from those anticipated in forward-looking statements, and future results could differ materially from historical performance. Forward-looking statements speak only as of the date they are made, and T. Rowe Price assumes no duty to and does not undertake to update forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our most recent Form 10-K filed with the Securities and Exchange Commission.

3T. R OW E P R IC E GR OU P, IN C . 1 Firmwide AUM includes assets managed by T. Rowe Price Associates, Inc., and its investment advisory affiliates. 2 For the reconciliation between GAAP and adjusted (non-GAAP) expenses and EPS, see the current earnings release and/or 10Q filed with the SEC. Financial Highlights Key Metric Q3 2022 Q2 2023 Q3 2023 AUM AND FLOWS Net Flows ($24.6B) ($20.0B) ($17.4B) Assets Under Management (AUM)1 $1.23T $1.40T $1.35T Average AUM $1.35T $1.36T $1.39T Effective Fee Rate 42.5bps 42.3bps 41.7bps GAAP BASIS Net Revenues $1,588.2M $1,610.2M $1,670.7M Operating Expenses $1,013.6M $1,076.7M $1,089.4M Diluted GAAP Earnings per Share (EPS) $1.66 $2.06 $1.97 NON-GAAP BASIS Adjusted Operating Expenses2 $1,028.2M $1,026.2M $1,061.3M Adjusted EPS2 $1.86 $2.02 $2.17 DIVIDENDS Dividend per share $1.20 $1.22 $1.22  Launched OCREDIT (BDC) for retail investors on September 29th

4T. R OW E P R IC E GR OU P, IN C . % of Funds/ Composites U.S. Mutual Funds Outperforming Morningstar Median1,2 U.S. Mutual Funds Outperforming Morningstar Passive Peer Median1,3 Composites Outperforming Benchmarks4 1 year 3 years 5 years 10 years 1 year 3 years 5 years 10 years 1 year 3 years 5 years 10 years Equity 49% 50% 70% 73% 49% 36% 53% 56% 35% 33% 56% 66% Fixed Income 60% 59% 73% 68% 47% 53% 57% 57% 49% 51% 51% 74% Multi-Asset 73% 58% 86% 88% 76% 63% 90% 60% NA NA NA NA All Funds 61% 55% 76% 75% 59% 49% 65% 57% 41% 40% 54% 69% Past performance is not a reliable indicator of future performance. The investment performance reflects that of the T. Rowe Price-sponsored mutual funds and composites. 1Source: © 2023 Morningstar, Inc. All rights reserved. Please see page 15 for more information. 2Primary share class only. Excludes T. Rowe Price passive funds and fund categories not ranked by Morningstar. Net = NAV. 3Primary share class only. Excludes T. Rowe Price passive funds and institutional funds that are a clone of a retail fund. Mutual funds are measured against the most appropriate style benchmark used for portfolio manager evaluation, which may not always be the prospectus benchmark. Net=NAV. 4Net returns for composites are calculated using the highest applicable separate account fee schedule and compared to official GIPS composite primary benchmark. Excludes money market composites. Investment Performance Overview % of AUM U.S. Mutual Funds Outperforming Morningstar Median1,2 U.S. Mutual Funds Outperforming Morningstar Passive Peer Median1,3 Composites Outperforming Benchmarks4 1 year 3 years 5 years 10 years 1 year 3 years 5 years 10 years 1 year 3 years 5 years 10 years Equity 64% 47% 70% 83% 65% 26% 51% 52% 44% 34% 46% 52% Fixed Income 55% 68% 90% 81% 49% 71% 73% 68% 52% 51% 51% 66% Multi-Asset 93% 89% 96% 97% 96% 92% 97% 95% NA NA NA NA All Funds 71% 60% 79% 86% 73% 49% 66% 65% 46% 37% 47% 54%

5T. R OW E P R IC E GR OU P, IN C . Firmwide AUM includes assets managed by T. Rowe Price Associates, Inc., and its investment advisory affiliates. Market change and net flows in September 2023 column reflect YTD activity. AUM for the period 2008–2020 does not include the acquired fee-based AUM related to the OHA acquisition ($46.9B) that closed in December 2021. Other acquisition of AUM is detailed in our quarterly releases and 10Qs. Net flows include OHA for 2022 and after. Distribution (net of reinvestments) is included in the market change figure. YTD 2023 net outflows reflect $1.6B in manager-driven distributions related to our alternative products. Assets Under Management $276 $391 $482 $489 $577 $692 $747 $763 $811 $991 $962 $1,207 $1,471 $1,688 $1,275 $1,347 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Sep 2023 En di ng A U M -140.8 +92.3 +60.4 -6.6 +70.1 +127.6 +50.7 +14.7 +50.5 +166.3 -42.0 +231.3 +256.9 +198.9 -351.4 +125.3 +17.1 +22.7 +30.3 +14.1 +17.2 -12.0 +3.7 +1.6 -2.8 +14.0 +13.2 +13.2 +5.6 -28.5 -61.7 -53.5 Market Change ($B) Net Flows ($B) U.S. $ billions

6T. R OW E P R IC E GR OU P, IN C . Assets Under Management and Net Flows  Target date retirement AUM of $372B  U.S. defined contribution AUM of $577B  Alternative AUM includes private markets ($18B), CLOs ($18B), and liquid strategies ($11B)  $12.3B in unfunded capital commitments compared to $10.6B at December 31, 2022. U.S. $ billions Asset Class Client Type $648 $664 $695 $732 $690 $165 $167 $170 $169 $169 $374 $400 $432 $453 $441 $43 $43 $44 $45 $47 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 $554 $569 $596 $627 $595 $676 $706 $746 $772 $752 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Geography $1,120 $1,159 $1,223 $1,275 $1,223 $111 $116 $119 $125 $124 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23  Outflows largely concentrated in US equity strategies  APAC experienced positive flows for the quarter  Target date retirement inflows of $2.9B  Alternative flows are net of $0.8B in manager-driven distributions ASSETS UNDER MANAGEMENT ASSETS UNDER MANAGEMENT ASSETS UNDER MANAGEMENT NET FLOWS NET FLOWS NET FLOWS Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Fixed Income Multi-Asset Alts Retail Inst. Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 U.S. Firmwide flows by quarter ($B) Q3’22 Q4’22 Q1’23 Q2’23 Q3’23 (24.6) (17.1) (16.1) (20.0) (17.4) NET FLOWS Q3 2023 ASSETS UNDER MANAGEMENT As of September 30, 2023 APAC, EMEA, Canada Firmwide AUM includes assets managed by T. Rowe Price Associates, Inc., and its investment advisory affiliates. Numbers may not add up due to rounding. Institutional includes defined contribution assets, including those through intermediaries and our full-service recordkeeping business. Retail includes our direct-marketed business and financial intermediaries. Equity ($22.8) ($14.3) ($23.5) ($19.5) ($19.7) FI (2.4) (2.0) 0.1 (1.9) 1.0 MA 0.8 (0.5) 7.1 1.6 0.4 Alts (0.2) (0.3) 0.2 (0.2) 0.9 Inst. ($8.1) ($5.2) ($5.4) ($12.2) ($4.0) Retail (16.5) (11.9) (10.7) (7.8) (13.4) U.S. ($17.1) ($17.3) ($10.7) ($18.9) ($19.6) APAC, EMEA, Canada (7.5) 0.2 (5.4) (1.1) 2.2 Equity Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Fixed Income Multi-Asset Alts Retail Inst. U.S. APAC, EMEA, Canada Equity

7T. R OW E P R IC E GR OU P, IN C . Net Revenues  Investment advisory fees represent about 90% of net revenue in the periods presented  Q3 2023 investment advisory revenue was $1,463.9M  CABI was $92M in Q3 2023 compared to $14M in Q3 2022 as absolute and relative performance in Q3 2023 were higher in carried interest paying structures $82.5 / 5.2% Q3 2023 compared to Q3 2022 $60.5 / 3.8% U.S. $ millions Q3 2023 compared to Q2 2023 CABI = capital allocation-based income Q3 2022 Investment Advisory Fees CABI CABI (Amortization/Impairment) Admin & Distribution Q3 2023 Q2 2023 Investment Advisory Fees CABI CABI (Amortization/Impairment) Admin & Distribution Q3 2023 $1,610.2 $1,588.2 $1,670.7$77.6 $1,670.7$40.9

8T. R OW E P R IC E GR OU P, IN C . Adjusted Operating Expenses U.S. $ millions Q3 2022 Comp & Related CABI Compensation Distribution & Servicing Ad/Promo Product & Recordkeeping Tech, Occ, & Facility G&A & Other Q3 2023 For the reconciliation between GAAP and adjusted (non-GAAP) expenses and EPS, see the current earnings release and/or 10Q filed with the SEC. Capital allocation-based income (CABI) compensation represents the portion of CABI (carried interest) that is passed through to certain associates as compensation. Q3 2023 compared to Q2 2023 $35.1 / 3.4% $33.1 / 3.2% Q3 2023 compared to Q3 2022 $1,028.2 $1,061.3 $1,026.2 Q2 2023 Comp & Related CABI Compensation Distribution & Servicing Ad/Promo Product & Recordkeeping Tech, Occ, & Facility G&A & Other Q3 2023 Nine months ended 9/30/2023 9/30/2022 Change (%) Adjusted Operating Expenses $ 3,110.0 $ 3,014.6 3.2 % Adjusted CABI Compensation (54.8) 16.4 n/m Adjusted Operating Expenses, ex CABI Compensation $ 3,055.2 $ 3,031.0 0.8% Basis for Operating Expense Guidance U.S. $ millions $1,061.3

9T. R OW E P R IC E GR OU P, IN C . $430.6 $399.6 $389.4 $466.5 $499.5 $1.86 $1.74 $1.69 $2.02 $2.17 $0 $1 $1 $2 $2 $3 $3 $4 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Operating Income and Net Income $573.7 $509.1 $528.0 $596.6 $635.9 35.8% 32.2% 34.1% 36.8% 37.5% 0% 10% 20% 30% 40% 50% 60% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Operating Income Net Income Adjusted Operating Income Adjusted Operating Margin1 Adjusted Net Income Adjusted EPS U.S. GAAP Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Net Income $384.4 $266.0 $421.5 $476.4 $453.2 Diluted EPS $1.66 $1.16 $1.83 $2.06 $1.97 U.S. GAAP Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Operating Income $574.6 $253.1 $484.2 $533.5 $581.3 Operating Margin1 36.2% 16.6% 31.5% 33.1% 34.8% U.S. $ millions, (except EPS) 1Operating margin is equal to operating income divided by net revenues; adjusted operating margin is equal to adjusted operating income divided by adjusted net revenues. See the GAAP to adjusted (non-GAAP) operating income and operating margin reconciliation on page 13. For the reconciliation between GAAP and adjusted (non-GAAP) net income and EPS, see the current earnings release and/or 10Q filed with the SEC.

10T. R OW E P R IC E GR OU P, IN C . Capital Returned to Stockholders 280 1,117 3,164 106 263 2,164 700 Current Quarter Last 12 months Last 36 months Capital Management Dividends Share Repurchases Special Dividend $386 $1,380 $6,028 Data through 9/30/23 *Cash and investments includes cash and investments in T. Rowe Price products. This display does not include the non-controllable interest of our seed investments, which we normally consolidate due to our ownership. U.S. $ millions Cash and Investments* Q3 2022 Q4 2022 Q3 2023 Cash and Cash Equivalents $2,366.3 $1,755.6 $2,578.7 Discretionary Investments 446.9 449.7 486.3 Cash and Discretionary Investments $2,813.2 $2,205.3 $3,065.0 Redeemable Seed Capital $975.0 $1,120.3 $1,167.4 Investments Used to Hedge the Supplemental Savings Plan Liability $669.5 $760.7 $783.9

11T. R OW E P R IC E GR OU P, IN C . Past performance is not a reliable indicator of future performance. At the end of each reporting period, accrued carried interest reflects what would be due from each investment fund as if the fair value of the underlying investments were realized as of such date, regardless of whether the amounts have been realized. The change in accrued carried interest reflects amounts that are (1) realized and distributed by the fund, (2) market-related adjustments that are recognized as capital allocation-based income in the income statement, and (3) acquisition-related amortization. The change in accrued carried interest will fluctuate quarter to quarter. Capital Allocation-Based Income (carried interest)  As of 9/30/2023, about $18B of alternative fee-basis assets under management are eligible to earn carried interest  In general, 50%-60% of accrued carried interest is expected to be retained in operating income with the remainder recognized as compensation expense  Absolute performance of the following indices are an indicator of changes in accrued carried interest Investments in affiliated private investment funds—carried interest Non-controlling interests (NCI) in consolidated entities Q2 2023 Change in accrued carried compensation Acquisition-related amortization Net distributions Q3 2023 Q2 2023 Change in accrued carried interest Acquisition-related amortization Net distributions Q3 2023 U.S. $ millions, unless otherwise noted CABI Comp $19.9 Q3 2023 returns ICE Bank of America U.S. High Yield Index: 0.5% Credit Suisse Leveraged Loan Index: 3.4% CABI $66.1 Sources: ICE Data Indices, LLC, and CREDIT SUISSE GROUP AG and/or its affiliates. See Additional Information for more information on the sources.

Non-GAAP Reconciliation

13T. R OW E P R IC E GR OU P, IN C . Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Net Revenues, GAAP Basis $1,588.2 $1,524.2 $1,537.6 $1,610.2 $ 1,670.7 Non-GAAP Adjustments1: Consolidated Investment Products 0.5 (0.2) 0.6 0.3 0.7 Investment and NCI Amortization and Impairments 13.2 58.3 12.3 12.3 25.8 Net Revenues, Non-GAAP Basis $1,601.9 $1,582.3 $1,550.5 $1,622.8 $ 1,697.2 Operating Income, GAAP Basis $574.6 $253.1 $484.2 $533.5 $ 581.3 Non-GAAP Adjustments1: Acquisition-Related Adjustments 22.0 217.2 (2.2) 26.2 67.4 Consolidated Investment Products 1.8 1.9 3.5 3.9 1.4 Supplemental Savings Plan Liability (24.7) 36.9 42.5 33.0 (14.2) Operating Income, Non-GAAP Basis $573.7 $509.1 $528.0 $596.6 $ 635.9 Operating Margin, GAAP Basis2 36.2% 16.6% 31.5% 33.1% 34.8 % Operating Margin, as Adjusted2 35.8% 32.2% 34.1% 36.8% 37.5% 1For a description of the non-GAAP adjustments, see the current earnings release and/or 10Q filed with the SEC. 2Operating margin is equal to operating income divided by net revenues. Non-GAAP Net Revenues and Operating Income Reconciliation U.S. $ millions

Appendix

15T. R OW E P R IC E GR OU P, IN C . Additional Information Investment performance overview (slide 4) 1 Source: © 2023 Morningstar, Inc. All rights reserved. The information contained herein: 1) is proprietary to Morningstar and/or its content providers; 2) may not be copied or distributed; and 3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. 2 Source: Morningstar. Primary share class only. Excludes money market mutual funds, funds with an operating history of less than one year, T. Rowe Price passive funds, and T. Rowe Price funds that are clones of other funds. The top chart reflects the percentage of T. Rowe Price funds with 1 year, 3 year, 5 year, and 10 year track record that outperformed the Morningstar category median. The bottom chart reflects the percentage of T. Rowe Price funds AUM that has outperformed for the time periods indicated. Total AUM included for this analysis includes $303B for 1 year, $303B for 3 years, $302B for 5 years, and $300B for 10 years. 3 Passive Peer Median was created by T. Rowe Price using data from Morningstar. Primary share class only. Excludes money market mutual funds, funds with an operating history of less than one year, funds with fewer than three peers, T. Rowe Price passive funds, and T. Rowe Price funds that are clones of other funds. This analysis compares T. Rowe Price active funds with the applicable universe of passive/index open-end funds and ETFs of peer firms. The top chart reflects the percentage of T. Rowe Price funds with 1 year, 3 year, 5 year, and 10 year track record that outperformed the passive peer universe. The bottom chart reflects the percentage of T. Rowe Price funds AUM that has outperformed for the time periods indicated. Total AUM included for this analysis includes $289B for 1 year, $256B for 3 years, $252B for 5 years, and $240B for 10 years. 4 Composite net returns are calculated using the highest applicable separate account fee schedule. Excludes money market composites. All composites compared to official GIPS composite primary benchmark. The top chart reflects the percentage of T. Rowe Price composites with 1 year, 3 year, 5 year, and 10 year track record that outperformed their benchmarks. The bottom chart reflects the percentage of T. Rowe Price composite AUM that has outperformed for the time periods indicated. Total AUM included for this analysis includes $1,185B for 1 year, $1,180B for 3 years, $1,174B for 5 years, and $1,133B for 10 years. Capital Allocation Based Income (slide 11) © 2023 CREDIT SUISSE GROUP AG and/or its affiliates. All rights reserved. ICE Data Indices, LLC (“ICE DATA”), is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD-PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD-PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD-PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND T. ROWE PRICE OR ANY OF ITS PRODUCTS OR SERVICES.

16T. R OW E P R IC E GR OU P, IN C . Important Information This material, including any statements, information, data and content contained within it and any materials, information, images, links, graphics or recordings provided in conjunction with this material are being furnished by T. Rowe Price for general informational purposes only. Under no circumstances should the material, in whole or part, be copied or distributed without consent from T. Rowe Price. The views contained herein are as of the date of the presentation. The information and data obtained from third-party sources which is contained in the report were obtained from the sources deemed reliable; however, its accuracy and completeness is not guaranteed. The products and services discussed in this presentation are available via subsidiaries of T. Rowe Price Group as authorized in countries throughout the world. The products and services are not available to all investors or in all countries. Visit troweprice.com to learn more about the products and services available in your country and the T. Rowe Price Group subsidiary which is authorized to provide them. The material is not intended for use by persons in jurisdictions that prohibit or restrict the distribution of the material and in certain countries the material is provided upon specific request. © 2023 T. Rowe Price. All Rights Reserved. T. ROWE PRICE, INVEST WITH CONFIDENCE, and the Bighorn Sheep design are, collectively and/or apart, trademarks of T. Rowe Price Group, Inc.